360 FUNDS

Timber Point Global Allocations Fund (the “Global Fund”)

(CGHIX)

Timber Point Alternative Income Fund (the “Income Fund”)

(AIIFX)

Supplement dated August 16, 2021

To the Funds’ Prospectus and Statement of Additional Information

dated January 28, 2021

Effective October 15, 2021, each Fund’s non-fundamental investment objective will change. At a meeting on July 27, 2021, the Board of Trustees of 360 Funds (the “Trust”) approved the changes based on the recommendation of Timber Point Capital Management LLC, the Funds’ investment adviser. The changes better reflect each Fund’s strategy and there is no change to each Fund’s principal investment strategy as a result of the change to the Funds’ investment objectives.

Effective October 15, 2021, the disclosure on page 2 of the Prospectus under the heading “Investment Objective.” is deleted and replaced with the following:

The investment objective of the Timber Point Global Allocations Fund (the “Fund”) is to seek superior risk adjusted total returns by investing across a wide variety of global assets.

Effective October 15, 2021, the disclosure on page 12 of the Prospectus under the heading “Investment Objective.” is deleted and replaced with the following:

The investment objective of the Timber Point Alternative Income Fund (the “Fund”) is to seek superior risk adjusted returns by investing in income oriented securities.

Effective October 15, 2021, the disclosure on page 21 of the Prospectus under the heading “Investment Objective:” is deleted and replaced with the following:

The investment objective of the Fund is to seek superior risk adjusted total returns by investing across a wide variety of global assets. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board upon 60 days’ written notice to shareholders and without shareholder vote.

Effective October 15, 2021, the disclosure on page 23 of the Prospectus under the heading “Investment Objective:” is deleted and replaced with the following:

The investment objective of the Fund is to seek superior risk adjusted returns by investing in income oriented securities. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board upon 60 days’ written notice to shareholders and without shareholder vote.

This Supplement revises information in the Funds’ Prospectus dated January 28, 2021. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE